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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-81085) of Philadelphia Suburban Corporation of our report dated June 11, 2001, which appears on page 8 of this Form 11-K.









/S/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 25, 2001